Supplement dated July 19, 2019, to the Wilmington Funds Prospectus dated August 31, 2018

(the “Prospectus”)

1.	Effective July 22, 2019, the information in the Prospectus with respect to the Wilmington Intermediate-Term Bond Fund will be amended, supplemented or replaced as follows:

The following amends and replaces the first paragraph under the heading, “Principal Investment Strategies of the Fund” on page 26 of the Prospectus:

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower rated debt securities (“junk bonds”). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a weighted average maturity of three to five years. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of three to five years depending on market conditions.

2.	Effective July 22, 2019, the information in the Prospectus with respect to the Wilmington Broad Market Bond Fund will be amended, supplemented or replaced as follows:

The following amends and replaces the first paragraph under the heading, “Principal Investment Strategies of the Fund” on page 30 of the Prospectus:

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

Please keep this Supplement for future reference.